UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

APOLLO GROUP, INC.

(Exact name of registrant as specified in charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 East Elwood Street, Phoenix, Arizona	85040

(Address of principal executive offices)	(Zip Code)

(480) 966-5394

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 28, 2005, Apollo Group, Inc. reported via press release its results of operations for its third quarter ended May 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     99.1      Press Release dated June 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2005	Apollo Group, Inc.
(Registrant)

	By:	/s/ Kenda B. Gonzales
Name: Kenda B. Gonzales
Title: Chief Financial Officer, Secretary, and Treasurer

June 28, 2005	Apollo Group, Inc.
(Registrant)

	By:	/s/ Daniel E. Bachus
Name: Daniel E. Bachus
Title: Chief Accounting Officer and Controller

June 28, 2005	Apollo Group, Inc.
(Registrant)

	By:	/s/ Todd S. Nelson
Name: Todd S. Nelson
Title: Chairman, Chief Executive Officer, and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 28, 2005